SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                January 30, 2002

                                    Dice Inc.
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             (Exact name of registrant as specified in its charter)



     Delaware                        0-25017                 13-3899472
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(State or Other Jurisdiction  (Commission File Number)    (I.R.S. Employer
    of Incorporation)                                   Identification Number)

                       3 Park Avenue, New York, New York 10016
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                 (Address of principal executive offices) (zip code)

                                 (212) 679-9078
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              (Registrant's telephone number, including area code)




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ITEM 7.   EXHIBITS.

          Exhibit
          Number   Description

          99.1     Press Release dated January 30, 2002.


ITEM 9.  REGULATION FD DISCLOSURE.

         On January 30, 2002, the Registrant issued a press release announcing its results for the fourth quarter and year ended December 31, 2001. The full text of the press release, attached as Exhibit 99.1 hereto, is furnished pursuant to Regulation FD.

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           DICE INC.



                                           By:/s/ Brian P. Campbell
                                              ----------------------------
                                              Name:   Brian P. Campbell, Esq.
                                              Title:  Vice President and General
                                                      Counsel

Dated: January 30, 2002